UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2007

Transocean Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Greenway Plaza, Houston, Texas		77046
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 232-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

ITEM 2.02 Results of Operations and Financial Condition.

Our press release dated August 1, 2007, concerning second quarter 2007 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains certain measures (discussed below) which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the press release, we discuss field operating income for the three months ended June 30, 2007 and March 31, 2007. Management believes field operating income is a useful measure of operating results since the measure only deducts expenses directly related to operations from revenues. The most directly comparable GAAP financial measure, operating income before general and administrative expenses, and information reconciling the GAAP and non-GAAP measures are included in the press release.

Item 7.01 Regulation FD Disclosure.

ITEM 7.01 Regulation FD Disclosure.

On August 1, Transocean Inc. (the "Company") is posting the slide presentation furnished as Exhibit 99.2 to this report on the Company’s website at www.deepwater.com. Exhibit 99.2 is incorporated in this Item 7.01 by reference.

The statements made herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements involving prospects for the Company, expected revenues, capital expenditures, costs and results of operations, market outlook, revenue backlog for the Company and other drillers, contract opportunities and commitments, operational performance, rig demand, rig capacity, dayrates, rig reactivations, rig upgrades including upgrade projects for the Sedco 700-series semisubmersible rigs, newbuild and acquisition opportunities, uses of excess cash including stock buybacks, debt reduction, fleet marketing efforts, rig mobilizations and planned shipyard programs. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, the Company’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the Company’s Form 10-K for the year ended December 31, 2006 and in the Company’s other filings with the Securities and Exchange Commission ("SEC"), which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

The information furnished pursuant to Items 2.02 and 7.01 of this report, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transocean Inc.

August 1, 2007	By:	/s/ Chipman Earle

Name: Chipman Earle
Title: Associate General Counsel and Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.2	Transocean Inc. Press Release Reporting Second Quarter 2007 Financial Results